DUPREE MUTUAL FUNDS

February 27, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Re:	File Nos. 002-64233
811-2918
Filing pursuant to Rule 497(e)

Dear Sir or Madam:

The purpose of this letter is to transmit five copies each of “stickers” to be included with the Registrant’s current Prospectus and Statement of Additional Information, each dated November 1, 2003. Each “sticker” will reflect that the time of day for determination of the Net Asset Value of each series of the Registrant is changed to 4:00 p.m. prevailing local time in Lexington, Kentucky, effective March 1, 2004.

If you have any questions concerning this filing, please feel free to contact the Registrant at (800) 866-0614.

Sincerely,

Michelle Dragoo

Rule 497(e)
File Nos. 002-64233 811-2918

Sticker to Prospectus

Effective March 1, 2004, page 22 of the Prospectus is modified to reflect that Net Asset Value will be determined each day that the Trust is open for business at 4:00 p.m. prevailing local time in Lexington, Kentucky.

Rule 497(e)
File Nos. 022-64233 811-2918

Sticker to Statement of Additional Information

Effective March 1, 2004, page 16 of the Statement of Additional Information is modified to reflect that Net Asset Value will be determined each day that the Trust is open for business at 4:00 p.m. prevailing local time in Lexington, Kentucky.